NASDAQ: NTLS Investor Presentation December 2013 Exhibit 99.1

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, gain/loss on sale of assets and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on November 8, 2012, February 28, 2013, May 7, 2013, July 30, 2013 and November 5, 2013.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with
Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Company Overview

Leading “pure-play” wireless carrier in mid-Atlantic region
Headquartered in Waynesboro, VA
Exclusive CDMA Network provider for Sprint in WV and Western VA
NTELOS-branded retail postpay and prepay subscribers; robust wholesale business
NASDAQ: NTLS
NASDAQ: NTLS – Market Capitalization approximately $438 million¹
7.9 million licensed POPs; covered POPs of 6.0 million; 457,100 subscribers
¹ As of market close 12/5/13

Investment Considerations
Leading “pure-play” regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Key Operating Strategies

Elevate brand & best value in wireless position to improve quality of subscriber base and grow market share
Enhance customer experience at all touch points by focusing on core differentiators of Savings, Simplicity and Service to improve customer satisfaction and reduce subscriber churn
Leverage disciplined network investments to expand revenues and margins
Drive Smartphone and data services penetration to increase ARPU
NASDAQ: NTLS
Manage cost structure to improve profitability

Regional Wireless Service Provider NASDAQ: NTLS 6 STRATEGIC NETWORK ASSETS Ntelos Covered Network Sprint Wholesale Markets

Carriers Without Network Assets in NTELOS’s Footprint

NASDAQ: NTLS
¹Sprint’s retail business runs on NTELOS’s Network in West Virginia and portions of Virginia
²US Cellular has network assets and retail business within a portion of NTELOS’s footprint
³Pending acquisition by AT&T
West Virginia / Virginia West
Leap³
Sprint¹
T-Mobile
US Cellular²
Virginia East
Leap³
US Cellular

Attractive Spectrum Portfolio

NASDAQ: NTLS
Average Spectrum Depth in Key Markets
Source: Map Info: Custom Data, Total Population – Current Year and Five Year USA by Block Group: United States, SO215245
Band Commentary
PCS
Average depth of 23 MHz
Scarce strategic asset
AWS
Significant spectrum
holdings in contiguous
markets in western Virginia
Currently undeployed
3,673
2,710
1,767
1,016
Licensed POPs
(000’s)
302
200
209
216
205
278
66

Closing the Device Gap on Competition

NASDAQ: NTLS
Q4 2009 Q4 2010 Q4 2013
LG Optimus
Plus
Motorola
Defy XT
Alcatel One
Touch Ultra
ZTE
Director
Samsung Galaxy S II
Samsung
Galaxy III
LG Optimus
Select
iPhone 4S
iPhone 5c
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Hero
Android
BlackBerry
Pearl
8130
HTC 6800
HTC Touch
Diamond
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Hero
Android
BlackBerry
Tour 9630
iPhone 5s
Best
Better
Good
HTC Snap

Smartphone Penetration 10 NASDAQ: NTLS Smartphone Penetration ARPU As of September 30, 2013: 69% of postpaid subscribers have a smartphone 57% of prepaid subscribers have a smartphone

NTELOS Branding Resonating With Consumers

NASDAQ: NTLS
Source: Independent third-party research studies.
Positive net ports
vs. all other carriers
Unaided
Awareness
Unaided
Recall
Purchase
Consideration
3Q11 3Q12 3Q13
24%
32% 31%
18%
28% 29%
12%
21%
13%
Net Ports

Churn Remains Stable 12 NASDAQ: NTLS

Subscribers – Net Additions Trend 13 NASDAQ: NTLS Seventh consecutive quarter of positive net adds

Continuing Growth in Operating Revenues 14 NASDAQ: NTLS 3Q13 revenue increased 14% from 3Q12 to $130.9 million

Retail Revenue Gains Continue

NASDAQ: NTLS
millions
Subscriber revenue growth driven by both:
ARPU growth
Subscriber growth
3Q13 retail revenue increased 2% sequentially and 13% from 3Q12 to $80.3 million
Highest level in company history
+13%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013

Wholesale/Other Revenue Remains Strong

NASDAQ: NTLS
3Q13 wholesale/other revenue increased 17% from 3Q12 to $50.6 million
Increase reflects incremental revenue recognized from SNA settlement
+17%
millions
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
SNA Settlement

Capital Investment 17 NASDAQ: NTLS Status: 1,434 cell sites as of Sept. 30, 2013 Pending launch of first LTE markets millions Catalysts: 2011-2012 Cell site expansion 2013 Initial LTE deployment

Network Evolution
NASDAQ: NTLS

• 6.0mm covered POPs; 7.9 mm licensed
POPs
• 100% of covered POPs are served with 3G
EV-DO Rev. A
• Primarily Alcatel Lucent equipment
• 1,432 cell sites deployed
• Market level spectrum holdings ranging from
10 MHz to 50 MHz
• PCS average depth of 23 MHz
• AWS average depth of 20 MHz
• Additional spectrum includes
• Small amount of BRS
• Opportunities for additional spectrum
and spectrum sharing being evaluated
• Upgrade history
• 1xRTT launched in 2002
• EV-DO Rev A launched in 2008
• LTE Drivers
• Serve the needs of our retail
subscribers
• Maintain competitive position in
marketplace
• Optimize long-term network
operating cost with new technology
• Serve the needs of our largest
wholesale customer, Sprint
• Deployment Plan
• Launch of first LTE is imminent
• Complete initial build-out by year-end
2014; 70% of covered POPs
• Devices supporting Band Classes 2,
4 and 25
• Estimated network CapEx of
approximately $65mm to $70mm
Current network 4G LTE upgrade plans

Sprint Strategic Network Alliance Evolution

NASDAQ: NTLS
8/1999: Agreement
with Horizon PCS
(Sprint affiliate)
10/2010: Sprint
announces
Network Vision
8/2004: Horizon
bankruptcy; Sprint
agreement signed
8/2007: Amends
agreement with Sprint
10/2006: Sprint
launches EV-DO
Rev A in San Diego
9/2012: Sprint has 19
metropolitan areas
with 4G LTE
3/2008: Launch
of EV-DO
11/2008: Completes
EV-DO build
9/2013: Settles
disputes with Sprint
and amends
agreement
2004
2006
2007
2008
2010
2012
2013
1999

Sprint Strategic Network Alliance Service

NASDAQ: NTLS
Exclusively provides 3G services to large number of Sprint home and travel subscribers
Encompasses approximately
• 2.0mm covered POPs in WV and Western VA
• 846 cell sites
• 36,800 square miles
Provides ~$40mm in quarterly revenues

Sprint Strategic Network Alliance Leverages NTELOS’s Network

NASDAQ: NTLS
Strategic Network Alliance revenues
(1)
(1)  Excludes roaming
Sprint Nextel Strategic Network Alliance
through at least July 2015
Attractive contribution to margin
Growing Usage
Significant growth in data usage
since EV-DO launched
Voice continues to grow

Financial Summary

Operating Revenues 23 NASDAQ: NTLS

Adjusted EBITDA 24 NASDAQ: NTLS Continued investments in the business resulted in higher Adjusted EBITDA

Historical Financial Performance 25 NASDAQ: NTLS Revenue Adjusted EBITDA (1) Updated as of November 5, 2013 (includes $9.6 million in Adjusted EBITDA in connection with the SNA dispute settlement)

Managing Free Cash Flow with Disciplined Capital Investment

NASDAQ: NTLS
CapEx
Free Cash Flow
(Adjusted EBITDA Less CapEx)
(1) As of November 5, 2013
Note: Excludes wireline and related capex incurred prior to business separation

Capitalization Overview
($ in millions)
September 30, 2013
Cash, unrestricted $110.9
Total Debt $491.5
Net Debt $380.6
LTM Adjusted EBITDA $157.2
Secured Term Loan $490.4
Net Debt Leverage 2.4x
NASDAQ: NTLS

Guidance (as of November 5) NASDAQ: NTLS 28 FY 2013 CapEx of ~$80 million 2013 net adds expected to be at or about 2012 net adds FY 2013 Adjusted EBITDA of $150 million - $155 million

Senior Executives—Wireless Veterans
JIM HYDE
CEO, President and Director
STEB CHANDOR
EVP, CFO and Treasurer
CONRAD HUNTER
EVP, COO
Former CEO, T-Mobile UK
Former T-Mobile USA /
Western Wireless /
VoiceStream Sr. Exec
18 years industry experience
Former CFO, iPCS Wireless
Former CFO, Metro One
Telecommunications
17 years industry experience
Former COO, iPCS Wireless
Former VP of Midwest
Operations, U.S. Cellular
Corporation
33 years industry experience

NASDAQ: NTLS
ROBERT McAVOY
EVP, CTO
Former Market General
Manager, PrimeCo
Began career at Bell Atlantic
25 years industry experience

Summary
Leading “pure-play” regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
Year Ended:
(In thousands)
2012 2011 2010 2009 2008 2007
Net Income Attributable to NTELOS Holdings Corp. 18,387 $                    (23,715) $                  44,808 $                    63,285 $                  44,829 $                    32,453 $
Net income attributable to noncontrolling interests 1,941                        (1,769)                       (1,417)                       (851)
Net Income 20,328                      (21,946)                     46,225                      64,136                      44,829                      32,453
Discontinued operations, net -                            (45,386)                     16,882                      18,054                      16,002                      12,638
Income from continuing operations 20,328                      23,440                      29,343                      46,082                      28,827                      19,815
Interest expense 22,944                      23,380                      24,728                      15,922                      17,024                      24,520
Loss (gain) on derivatives -                            264                           147                           (2,100)                       9,531                        3,527
Income taxes 12,676                      16,363                      20,251                      26,526                      20,787                      17,161
Corporate financing fees -                            1,567
Other expense (income), net 7,194                        1,240                        413                           971                           1,402                        2,953
Operating income 63,142                      66,254                      74,882                      87,401                      77,571                      67,976
Depreciation and amortization     63,258                      63,083                      58,016                      63,015                      75,982                      70,102
Accretion of asset retirement obligations 637                           658                           770                           695                           914                           746
Equity-based compensation 6,029                        6,072                        5,270                        3,227                        2,729                        4,328
Acquisition related charges -                            -                            2,815                        1,477                        570
Business separation charges 1,660                        6,997                        352
Adjusted EBITDA 134,726 $                 143,064 $                 142,105 $                 155,815 $                 157,196 $                 143,721 $
1
  Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.
1

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
3Q13 2Q13 1Q13 4Q12 3Q12
Net Income Attributable to NTELOS Holdings Corp.
10,583 $                  9,386 $                    5,493 $                    321 $                       4,608 $
Net income attributable to noncontrolling interests
588 541 529 443 488
Net Income
11,171 9,927 6,022 764 5,096
Interest expense
7,480 7,398 7,361 6,651 5,432
Income taxes
8,340 6,380 3,744 (454) 3,141
Other expense (income), net
431 (151) 369 7,038 50
Operating income 27,422 23,554 17,496 13,999 13,719
Depreciation and amortization
16,559 20,443 18,456 17,440 15,810
Gain on sale of intangible assets
- (4,442) - - -
Accretion of asset retirement obligations
135 173 143 174 163
Equity-based compensation
1,442 1,460 1,321 1,346 1,478
- - - 56 684
Adjusted EBITDA 45,558 $                  41,188 $                   37,416 $                   33,015 $                  31,854 $
1
Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.
Business separation charges
1

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU) ¹
3Q13 2Q13 1Q13 4Q12 3Q12 FY 2012 FY 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 130,912 $ 119,859 $ 119,345 $ 117,398 $ 114,466 $ 453,989 $ 422,629 $
Less: Equipment revenue from sales to new customers (3,595) (3,104) (3,521) (3,808) (3,333) (15,041) (9,091)
Less: Equipment revenue from sales to existing customers (2,946) (2,395) (3,117) (3,315) (3,416) (15,037) (17,793)
Less: Wholesale, other and adjustments (50,142) (41,179) (40,918) (41,488) (42,380) (165,765) (143,477)
Gross subscriber revenue 74,229 73,181 71,789 68,787 65,337 258,146 252,268
Less:  prepay subscriber revenue (16,248) (15,879) (15,205) (14,823) (14,103) (56,330) (48,758)
Less:  adjustments to prepay subscriber revenue (230) (303) (479) (237) (434) (1,706) (1,175)
Gross postpay subscriber revenue  57,751 $  56,999 $  56,105 $  53,727 $  50,800 $  200,110 $ 202,335 $
Prepay subscriber revenue 16,248 15,879 15,205 14,823 14,103 56,330 48,758
Plus:  adjustments to prepay subscriber revenue 230 303 479 237 434 1,706 1,175
Gross prepay subscriber revenue 16,478 $  16,182 $  15,684 $  15,060 $  14,537 $  58,036 $  49,933 $
Average number of subscribers 455,724 453,262 444,244 434,457 427,610 425,377 422,256
Total ARPU  54.29 $    53.82 $    53.87 $    52.78 $    50.93 $    50.57 $    49.79 $
Average number of postpay subscribers 297,900 299,304 298,414 292,668 287,165 288,428 298,992
Postpay ARPU  64.62 $    63.48 $    62.67 $    61.19 $    58.97 $    57.82 $    56.39 $
Average number of prepay subscribers 157,824 153,958 145,831 141,789 140,446 136,949 123,264
Prepay ARPU 34.80 $    35.04 $    35.85 $    35.41 $    34.50 $    35.31 $    33.76 $
Gross subscriber revenue  74,229 73,181 71,789 68,787 65,337 258,146 252,268
Less: voice and other feature revenue (43,672) (43,078) (42,658) (41,379) (39,366) (156,032) (171,882)
Data revenue 30,557 $  30,103 $  29,131 $  27,408 $  25,971 $  102,114 $ 80,386 $
Average number of subscribers 455,724 453,262 444,244 434,457 427,610 425,377 422,256
Total Data ARPU  22.35 $    22.14 $    21.86 $    21.03 $    20.25 $    20.00 $    15.86 $
Gross postpay subscriber revenue 57,751 56,999 56,105 53,727 50,800 200,110 202,335
Less: postpay voice and other feature revenue (36,652) (36,170) (35,952) (34,651) (33,028) (130,601) (144,114)
Postpay data revenue 21,099 $  20,829 $  20,153 $  19,076 $  17,772 $  69,509 $  58,221 $
Gross prepay subscriber revenue 16,478 16,182 15,684 15,060 14,537 58,036 49,933
Less: prepay voice and other feature revenue (7,020) (6,908) (6,706) (6,728) (6,338) (25,431) (27,768)
Prepay data revenue 9,458 $    9,274 $    8,978 $    8,332 $    8,199 $    32,605 $  22,165 $
Average number of postpay subscribers 297,900 299,304 298,414 292,668 287,165 288,428 298,992
Postpay data ARPU  23.61 $    23.20 $    22.51 $    21.73 $    20.63 $    20.08 $    16.23 $
Average number of prepay subscribers 157,824 153,958 145,831 141,789 140,445 136,949 123,264
Prepay data ARPU  19.98 $    20.08 $    20.52 $    19.59 $    19.46 $    19.84 $    14.99 $
1
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on
ARPU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.